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EXHIBIT 10.58
WARRANTY AND REPAIR
SERVICES AGREEMENT
1	PARTIES
This Agreement (“Agreement”) is made and entered into as of this 1st of April, 2004 , by and between Taiwan Kolin Company Limited, incorporated in Taiwan, whose registered office is at 11/F No. 86, Section 1, Chung Ching South Road, Taipei, Taiwan (the “Manufacturer”), and Syntax Groups Corporation, incorporated in the State of California, the United States of America, whose registered office is at 20480 East Business Parkway, City of Industry, CA 91789, U.S.A. (“Syntax”).
2	RECITALS
WHEREAS, Syntax designs various consumer electronic-related Products (as hereafter defined) for manufacture and distribution under and in connection with the trademarks and trade name, inter alia, ÖLEVIA; and
WHEREAS, Manufacturer is a designer and manufacturer of Liquid Crystal Display (LCD) and Liquid Crystal On Silicon (LCOS) televisions and has in place the necessary facilities, permits, licenses and financing to satisfy Syntax’s requirements for such LCD and LCOS Products.
Pursuant to the Manufacturing Agreement dated March 9, 2004, Syntax has contracted the Manufacturer to manufacture the products in the consumer electronic field, which includes but not limited to the LCD/ LCOS TV product line. Currently, the Manufacturer is manufacturing 20”, 27”, 30”, 32” and 37” LCD TVs for Syntax and shall expand the product line to other sizes of LCD TV and LCOS TV from time to time agreed by both parties (the “Products”).
Following the execution of the Manufacturing Agreement and the launch of the Products in the marketplace, Syntax has been providing warranty and repair services (the “Services”) to the end-users of the Products. To support the Services, the Manufacturer wishes to offer Syntax a warranty and repair allowance (the “Allowance”) for sharing the cost of the Services provided.

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NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement, the receipt and sufficiency of which are hereto hereby agree as follows:
3	PROGRAM

3.1	The Manufacturer agrees to pay the Allowance to Syntax, the calculation is based on each monthly shipment of the Products at following Allowance per unit shipped:

TV Products	Allowance per unit
20” LCD TV	[***]
26”, 27”, 30” LCD TV	[***]
32”, 37” LCD TV	[***]
42”, 47” LCD TV	[***]
55” LCD TV & 50”, 65” LCOS TV	[***]
3.2	Syntax shall prepare a monthly shipment report to specify the shipment of the Products covering the last month period and the total amount of the Allowance, and submit the report to the Manufacturer for verification and confirmation.

3.3	Upon confirmation of the Allowance agreed by both parties, the Manufacturer shall settle the Allowance at the beginning of the following monthly by issuing a credit memorandum which shall be applied to off-set the total outstanding account payable owed to the Manufacturer by Syntax.

4	EXECUTION

4.1	Upon execution of this Agreement:

4.1.1	This Agreement will be in full force from the date hereof with continued executions till the end of business relationship between the Manufacturer and Syntax with 90 days advance notice by either party.

4.1.2	Such other and further documents as may be reasonably required to cause and effect the transaction contemplated by this Agreement.

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5	ACCESS OF INFORMATION
The directors, officers, shareholders, employees, agents and representatives (“Representatives”) of Syntax shall grant the Manufacturer and its Representatives full access to Syntax’s properties, inventory on hand, facilities, books and records, financial and operating data, contracts and other documents or information as the Manufacturer or its Representatives may reasonably request.
6	WARRANTIES OF SYNTAX

6.1	Syntax hereby warrants and represents to the Manufacturing that Syntax is a corporation duly organized, validly existing and in good standing under the laws of the State of California, the U.S.A.

6.2	There is no litigation, suit, proceeding, action, claim or investigation, at law or in equity, pending, or to the best knowledge of Syntax, threatened against, or affecting in any way, Syntax’s ability to perform its obligations as contemplated by this Agreement.

7	WARRANTIES OF THE MANUFACTURER

7.1	The Manufacturer hereby warrants and represents to Syntax that the Manufacturer is a corporation duly organized, validly and in good standing under the laws of Taiwan.

7.2	There is no litigation, suit, proceeding, action, claim or investigation, at law or in equity, pending, or to the best knowledge of the Manufacturer, threatened against, or affecting in any way, the Manufacturer’s ability to perform its obligations as contemplated by this Agreement.

8	MISCELLANEOUS

8.1	Amendment of Modification. The Provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only by written consent of all Parties to this Agreement.

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8.2	Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties to it and their respective heirs, representatives, successors and assigns. None of the Parties hereto shall assign any of its rights or obligations hereunder except with the express written consent of the other Parties hereto.

8.3	Invalidity. It is intended that each paragraph, provision and word of this Agreement shall be viewed a separate and divisible, and in the event that any paragraph, provision or word shall be held to be invalid, the remaining paragraphs, provisions or words shall continue to be in full force and effect, giving such effect to the deleted paragraphs, provisions, words as may be required to properly interpret the remaining Agreement.

8.4	Descriptive Headings. Descriptive headings contained herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

8.5	Notice. Any and all notices, consents, requests, demands, instructions, approvals or other communications of this Agreement shall be in writing and shall be deemed duly given on the date of service personally on the Party to whom the notice is given, or within seven (7) days after mailing, if mailed to the Party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed to the Party by an address that the Party may have designated; if sent by facsimile, followed by first class mail, upon receipt of the facsimile; and if sent by electronic mail when the communication is first stored in the other party’s electronic mailbox.

8.6	Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California.

8.7	Execution of Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and same instrument.

8.8	Attorneys’ Fees. In the event of legal proceedings or arbitration is instituted to enforce, interpret or for the breach of any of the terms of this Agreement, the prevailing Party shall be entitled to his, her or its reasonable attorneys’ fees.

8.9	Survival of Warranties, Obligations, Promises and Representations. Any warranty, obligation, promise or representation of any Party to this

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Agreement shall survive the closing of this Agreement. This section shall be binding upon and shall inure to the benefit of the Parties to this Agreement and their respective heirs, representatives, successors and assigns.

8.10	Alternatives Dispute Resolution. If any dispute arises relating to this Agreement, the Parties will attempt in good faith to settle it through mediation conducted by a mediator to be mutually selected. The Parties will share the costs to the mediator equally. If the dispute is not resolved within 30 days after it is referred to a mediator, any Party may file a lawsuit to enforce this Agreement.

8.11	Independent Counsel. Each Party to this Agreement hereby acknowledges that they have been advised of their right to seek independent legal and/or other counsel regarding the advisability of entering into this Agreement or consenting to any of the terms contained herein, and have actually sought such independent advice and counsel or knowingly waived the right to seek the same.
IN WITNESS WHEREOF, the Parties have executed this Agreement as of dates indicated herein above.

Taiwan Kolin Company Limited

Name:	Roger Kao Vice President

Signed:	/s/ Roger Kao
04/01/04

Syntax Groups Corporation

Name:	James Li
Chief Executive Officer

Signed:	/s/ James Li
4/1/2004

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Amendment
Starting January I, 2006, additional model sizes of LCD TV will be added in the current product line, Due the high raise of warranty service and repair cost, the allowance for some size models will be increased. The Schedule of the Warranty Service Repair Allowance indicated on 3.1 is amended as following:

TV Products	Allowance per unit
20” LCD TV	[***]
23” LCD TV	[***]
26”, 27” & 30” LCD TV	[***]
32”, 37” LCD TV	[***]
40” LCD TV	[***]
42” LCD TV	[***]
47”, 57” LCD TV	[***]
50”, 65” LCoS TV	[***]

Acknowledged and Agreed by

/s/ Roger Kao Manufacturer	Dec. 28, 05 Date

Accepted by

/s/ James Li Syntax-Brillian	12.27.2005 Date